Focused on Performance Investor Update: January 2020

Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, capital plans, construction costs, investment opportunities, corporate initiatives (including any generation reshaping plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued adoption of distributed generation by the company’s customers; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and "Risk Factors" contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2018, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information. 1

Company Statistics . $29.1 billion market cap* . 1.6 million electric customers . 2.9 million natural gas customers . 60% ownership of American Transmission Company . 70,100 miles of electric distribution . 49,000 miles of gas distribution . $34.4 billion of assets . 8th largest natural gas distribution utility in U.S. based on customers . 11th largest publicly traded utility in U.S. measured by market value * As of 12/31/2019 2

Delivering reliable, affordable energy to our 2019 Best CEO – Electricity customers. Reducing greenhouse gas emissions. and Natural Gas Industry Building and maintaining safe, resilient Gale Klappa infrastructure. These imperatives continue to drive Business Worldwide Magazine our decision-making, and the results are clear.” - Gale Klappa, WEC Energy Group Executive Chairman One of America’s Best Employers Member of the FTSE4Good Index Series for Diversity for 2019 for ESG Practices Forbes FTSE Russell Veteran Friendly Most reliable utility 2019 Most Trusted Utility Brands Workplace in 2018 in the Midwest Peoples Gas We Energies We Energies Cogent Syndicated Utility Trusted USO Wisconsin PA Consulting Brand & Customer Engagement Study 3

A Decade of EPS Growth $4.00 $3.51 - $3.53 $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 GAAP Adjusted 2019 Guidance 4

Proven Track Record of Performance EPS Guidance 2018 Exceeded  2017 Exceeded  2016 Exceeded  The only utility to beat 2015 Exceeded  guidance every year for 2014 Exceeded  more than a decade 2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  5

What’s New? 6

Electric and Gas Rate Case Settlements We Energies & Wisconsin Public Service  PSCW approved the rate settlements in a final written order on December 19  Authorized Return on equity:  Wisconsin Electric – 10.0%  Wisconsin Gas – 10.2%  Wisconsin Public Service – 10.0%  Capital structure equity component at all three utilities: 50.0% – 55.0%  Rates set using 52.5%  Updated Earnings Sharing Mechanism: WE & WPS WG Treatment 10.00 – 10.25% 10.20 – 10.45% No sharing 10.25 – 10.75% 10.45 – 10.95% 50/50 sharing >10.75% >10.95% 100% customer  Wisconsin Electric will seek a financing order to securitize $100 million of the remaining book balance of the Pleasant Prairie Power Plant  New rates were effective January 1, 2020 7

Solid Dividend Growth Continues The board of directors Annualized Dividends Per Share announced its plan to $2.53** raise the dividend by $2.36 7.2% to a new annual $2.21 rate of $2.53 per share** $2.08 $1.98 Targeting dividend $1.83* payout of 65-70% of earnings $1.56 $1.445 Projecting dividend $1.20 growth in line with $1.04 earnings growth $0.80 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E *Annualized based on fourth quarter 2015 dividend of $0.4575 **The board of directors announced December 5, 2019 that it is planning to raise the quarterly dividend on the company's common stock to 63.25 cents per share for the first quarter of 2020, which would be equivalent to an annual rate of $2.53 per share. 8

Confident in Achieving Our EPS Growth Guidance $4.00 $3.50 2019 earnings $3.00 guidance increased to $3.51-$3.53 per share. $2.50 $2.00 $1.50 $1.00 2015 2016 2017 2018 2019E 2015 Base GAAP Adjusted* *See Appendix for reconciliation of adjusted amounts to GAAP amounts (1) 6.7% annual average growth rate calculated from 2015 base of $2.72 per share and top end of 2019 earnings guidance (2) Based on original 2019 guidance midpoint of $3.50 per share 9

Continues to Support 5-7% EPS Growth Increasing Five-Year Capital Plan by $900 million $15,001 $14,114 $1,257 $1,427 $1,838 $1,436 $6,438 $5,920 $2,780 Plan New $3,091 Former Plan Former $2,551 $2,377 $ In millions 2019-2023 2020-2024 Generation Electric Delivery Gas Delivery* Energy Infrastructure* ATC Investment** * Bluewater capital spend moved from Energy Infrastructure category to Gas Delivery category in both plans ** ATC is accounted for using the equity method; this represents WEC’s portion of the investment 10

2020-2024 Capital Plan ($ in billions) Total of $15.0 billion Gas Distribution Energy $5.7 Infrastructure** 38% $1.8 12% Technology $1.2 8% Generation $2.2 Electric ATC 15% Distribution Investment* $2.8 $1.3 18% 9% * ATC is accounted for using the equity method; this represents WEC’s portion of the investment ** Includes $338 million investment in Thunderhead Wind Energy Center 11

Greater Opportunities in Natural Gas and Energy Infrastructure Average Asset Base Projected Asset Base 12/31/2018 7% 12/31/2024 $19.8 billion Growth $30.2 billion Gas Distribution Gas29% Gas Distribution* Distribution* FERC 31% FERC Regulated 37% Regulated We Power Electric 15% Electric 15% We Power Generation 15% Generation Electric Electric and Distribution and DistributionGeneration 11% Generation 50% and Transmission 56% and Distribution Distribution 14% Transmission 39% 11% 35% Infrastructure Infrastructure <1% 6% * Includes Bluewater Gas Storage 12

New Liquefied Natural Gas (LNG) Facilities Taking steps to maintain reliable and affordable service for our customers These LNG facilities provide  We Energies is seeking approval for two a solution for Southeastern LNG facilities to address the need for Wisconsin to meet peak additional natural gas supply in Wisconsin customer demand on the coldest days of the year  Total expected investment: $370 million  If approved, construction is expected to begin summer of 2021  Targeted in-service date: Late 2023 13

Wisconsin Utilities Investing in Zero-Carbon Generation  Solar generation technology has improved in efficiency, become more cost-effective and complements our summer demand curve.  Wisconsin Electric, Wisconsin Public Service and Madison Gas & Electric are partnering on major solar initiatives.  In addition, Wisconsin Electric is moving forward on two innovative renewable pilot programs for 185 MW of carbon-free generation. Estimated Project Utility Location Investment Capacity** Completion Badger Hollow Solar Park WPS Iowa County, WI $130M 100MW 2020 Two Creeks Solar Project WPS Two Rivers, WI $130M 100MW 2020 Badger Hollow II Solar Park* WE Iowa County, WI $130M 100MW 2021 *Filed for PSCW approval on August 1, 2019 **Madison Gas & Electric will own an additional 50 MW at each site 14

“Delivering” the Future Project Highlights Electric Redesign/ Resilience Natural Gas System Technology Enhancements Modernization Program • Major investments planned to • Advanced metering program address aging infrastructure • Extensive effort to modernize uses integrated system of smart • Expect to spend $2.8 billion over the natural gas infrastructure in meters to enable two-way next 5 years on electric delivery city of Chicago communication between utilities and customers • Committed to delivering the future • Ultimately PGL expected to with infrastructure that will reduce replace 2,000 miles of piping • Upgrading We Energies operating costs and meet new • Project $280-300 million customer information system environmental standards annual average investment • Project to spend ~ $1.2 billion • Installing 2,200 miles of underground • Illinois law authorizes rider (2020 – 2024) across four circuits to replace troublesome through 2023 states we serve overhead lines, and adding distribution automation equipment through our System Modernization and Reliability Project at WPS 15

Infrastructure Portfolio Investments  Expected to provide returns that are higher than those in our regulated business  8%+ unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits Project Investment Offtake Agreement Capacity Upstream Wind Affiliate of Allianz – $276M for 80% ownership ~200MW Energy Center 10-yrs Bishop Hill III Wind WPPI Energy – $166M for 90% ownership ~132MW Energy Center 22-yrs Coyote Ridge Wind $145M projected for 80% Google Energy – ~97MW Farm ownership and 99% of tax benefits 12-yrs Thunderhead Wind $338M projected for 80% AT&T – ~300MW Energy Center* ownership 12-yrs *Closing projected at the end of 2020 16

Environmental, Social and Governance Performance 17

Balancing reliability and customer cost with environmental stewardship Reshaping our generation includes: Resulting in:  Retiring older fossil-fueled generating units –  Reduced costs to customers already more than 1,800 MW since 2017  Maintenance of fuel diversity  Building state-of-the-art natural gas generation  Lower carbon emissions  Investing in cost-effective zero-carbon generation Achieved and anticipated CO2 reductions (mass) 0% Reduction Goals: -10% -20% 40% -30% below 2005 levels by 2030 -40% -50% -60% 80% -70% below 2005 -80% levels by 2050 2005 2018 2030 2050 18

Methane Reduction Goal 0% Reduction Goal:* -10% -20% 30% by the year 2030 -30% from a 2011 baseline -40% 2011 2018 2030 *This goal represents a decrease in the rate of methane emissions from the natural gas distribution lines in our network of 30% per mile by the year 2030 from a 2011 baseline. 19

Environmental, Social & Governance Focus Reduce carbon dioxide emissions by approximately 40% below Carbon Goal 2005 levels by 2030 and 80% below 2005 levels by 2050 Methane Reduce the rate of methane emissions by 30% per mile from a Reduction Goal 2011 baseline by 2030 15.1 million Amount of combustion products for beneficial use provided over metric tons the past 18 years $0.9 billion Planned utility renewable investments between 2020-2024 $17.3 million Donated by our companies and foundations to nonprofit organizations in 2018. 43% diversity Board of directors who are female and/or ethnically diverse $263.1 million Spent with certified minority, women-owned, veteran-owned or service disabled-owned businesses in 2018 $123.1 million Spent on energy efficiency and conservation in 2018 20

Regional Economy 21

Powering Industry Leaders in our Region 22

Wisconsin Segment Longer-Term Sales Forecast Benefits from Regional Economic Growth Year-over-Year 2022 - 2024 Sales Growth Forecast Electric 1.2% - 1.5% (weather-normalized) Gas 1.2% - 1.5% 23

Key Takeaways for WEC Energy Group  Track record of exceptional performance  Portfolio of premium businesses  Investment opportunities support 5-7 percent EPS growth with minimal impact on base rates  100 percent of capital allocated to regulated businesses or contracted renewables/gas storage  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through forecast period  Poised to deliver among the best risk-adjusted returns in the industry 24

Appendix

Office of the Chair “Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company’s growth, development and service to our customers.” Gale Klappa Executive Chairman - Gale Klappa, Executive Chairman WEC Energy Group Rick Kuester Kevin Fletcher Scott Lauber Senior Executive President and CEO Senior Executive Vice President Vice President and Chief Financial Officer 26

Electric Generation Electric Distribution Natural Gas Distribution Energy Infrastructure Electric Transmission 60% ownership 27

Infrastructure Investment Thunderhead Wind Energy Center 108 GE wind turbines with a capacity of ~300MW  Under development by Invenergy and located in Antelope and Wheeler Counties, Nebraska  Total investment: $338 million for an 80% ownership interest  Expected returns are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  12-year offtake agreement with AT&T for 100% of the energy produced  Projected in service date: End of 2020 28

Infrastructure Investment Coyote Ridge Wind Farm  Currently being built by Avangrid Renewables in 39 GE wind turbines with Brookings County, South Dakota, within MISO a capacity of ~97 MW footprint  Total investment: $145 million for an 80% ownership interest and substantially all of the tax benefits  Expected returns are higher than those in our ND regulated business  Approximately mid-8% unlevered internal rate of return MN  Expected to qualify for 100% bonus depreciation and production tax credits COYOTE RIDGE SD  12-year offtake agreement with Google Energy LLC for 100% of the energy produced  Transaction closed on December 27, after commercial operation was achieved NE IA 29

Infrastructure Investment Upstream Wind Energy Center  Built by Invenergy and located in Antelope County, Nebraska 81 GE wind turbines with  Total investment: $276 million a capacity of ~200 MW for an 80% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Qualifies for 100% bonus depreciation and production tax credits  10-year offtake agreement with affiliate of an A-rated publicly traded company (Allianz)  Transaction closed on January 10, after commercial operation was achieved 30

Infrastructure Investment Bishop Hill III Wind Energy Center  Developed by Invenergy and placed into service in May 2018  Located in Henry County, Illinois 53 GE wind turbines with a capacity of ~132 MW  Total investment: $166 million for a 90% ownership interest  Expected to provide returns that are higher than those in our regulated business  Approximately mid-8% unlevered internal rate of return  Expected to qualify for 100% bonus depreciation and production tax credits  22-year offtake agreement with a current wholesale customer, WPPI Energy  Acquisition of the initial 80% interest closed on August 31, 2018  Incremental 10% equity interest closed on December 5, 2018 31

Power the Future Investments Natural Gas Coal Capacity 1,090 MW 1,030 MW1 Investment $664 million $2 billion1 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 1 – February 2010 Unit 2 – May 2008 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 32

$15.0 billion projected capital spend from 2020-2024 Capital Plan Drives 5% to 7% EPS Growth $3,500 $3,355 $286 $2,971 $3,006 $3,055 $3,000 $212 $305 $2,850 $280 $375 $2,735 $255 $338 $113 $199 $2,500 $356 $365 $375 $118 $87 $385 ATC Investment $140 $625 $81 $81 Energy Infrastructure $2,000 $587 $785 MERC/MGU $717 $580 $621 Illinois $778 $1,500 WI/MI Gas Delivery* $619 $507 $453 $491 $403 WI/MI Electric Delivery $1,000 WI/MI Generation** $568 $541 $623 $662 $633 $697 $500 $610 $551 $354 $423 $444 $349 $- 2019 2020 2021 2022 2023 2024 Depreciation at the utilities expected to average $1 billion annually, and $127 million at ATC, over the 2020-2024 period * Gas Delivery includes capital spend at Bluewater ** Generation includes capital spend at We Power 33

By Company Capital Plan Projections 2019 2020 2021 2022 Wisconsin Electric $633.9 $701.9 $1,189.5 $926.7 Wisconsin Gas 194.3 184.8 267.7 268.2 Wisconsin Public Service 550.6 579.3 405.1 409.1 Upper Michigan Energy Corp 39.2 16.0 18.8 26.5 Wisconsin Segment 1,418.0 1,482.0 1,881.1 1,630.5 Peoples Gas 659.2 721.0 563.4 523.4 North Shore Gas 51.4 58.0 56.0 63.3 Illinois Segment 710.6 779.0 619.4 586.7 Minnesota Energy Resources Corp 84.5 73.0 56.6 50.4 Michigan Gas Utilities 54.1 44.4 55.0 37.0 Other States Segment 138.6 117.4 111.6 87.4 WE Power 34.8 25.4 40.9 75.8 Infrastructure Investments 361.7 365.1 393.8 367.2 Nonutility Energy Infrastructure 396.5 390.5 434.7 443.0 Corporate and Other 27.3 24.6 22.7 2.7 Total $2,691.0 $2,793.5 $3,069.5 $2,750.3 34

Diverse Portfolio of Regulated Businesses By Business By Jurisdiction MI/MN 3% Gas Distribution IL 32% 15% FERC Regulated FERC 14% WI 14% 68% Electric Generation and Distribution 54% Based on 2018 average asset base. Excludes Non-Regulated Wind Infrastructure 35

Composition of Asset Base Total 2018 Average Asset Base of $19.8 billion Company Asset Base - $B % of Total Wisconsin Electric $6.3 31.8% Wisconsin Gas 1.4 7.1 Wisconsin Public Service 3.1 15.7 Upper Michigan Energy Resources 0.2 1.0 Peoples Gas 2.6 13.1 North Shore Gas 0.3 1.5 Minnesota Energy Resources 0.3 1.5 Michigan Gas Utilities 0.2 1.0 We Power 2.9 14.7 Bluewater 0.2 1.0 WEC Infrastructure 0.1 0.5 American Transmission Company 2.2 11.1 Total $19.8 100% Note: We Power value represents investment book value 36

Balanced Sales Mix 2018 Retail MWh Deliveries Mix* 35% Large C&I by Segment Paper 24% Foundry (SIC 33) 11% Mining/Minerals 10% Small C&I Large C&I Food/Agriculture 9% 35% 35% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 5% Residential Office 4% plus Farm Education 4% 30% Printing 3% Chemical 3% Other 12% *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula 37

Balance Sheet Remains Strong Funds from Operations/Debt Holding Company Debt to Total Debt 22% 30% 20% 21% 29% 25% 18% Goal of 16-18% 30% or 16% 20% Less 14% 15% 12% 10% 10% 2018 2019-2024E 2018 2019-2024E Electric and Gas Utilities Credit Ratings Distribution* Utilities Utility Rating 140 120 Wisconsin Electric A- 100 80 Wisconsin Gas A 60 40 Wisconsin Public Service A- 20 0 Peoples Gas A- AA - A A- BBB+ BBB BBB- Below Investment *Source: S&P Global Ratings (January 31, 2019) Grade 38

Rate-Making Parameters by Company Utility Equity Layer (1) Authorized ROE Wisconsin Electric (2) 50.0%-55.0% 10.0% Wisconsin Public Service (2) 50.0%-55.0% 10.0% Wisconsin Gas (2) 50.0%-55.0% 10.2% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 52% 9.9% We Power 53%-55% 12.7% American Transmission Company 50% 10.38%  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities 1. Represents the equity component of capital; rates are set at the mid-point of any range 2. Effective January 1, 2020 39

Foxconn in Wisconsin  Expected capital investment by Foxconn of Foxconn announced $10 billion dollars July 26, 2017, Wisconsin’s largest  Goal of creating 13,000 jobs, and an estimated economic development 22,000 indirect jobs created throughout Wisconsin project and largest  Largest greenfield investment by a foreign-based corporate attraction company in U.S. history as measured by jobs project in U.S. history, as measured by jobs.  One of the largest manufacturing campuses in the world  Groundbreaking ceremony held on June 28, 2018, and significant construction is underway  North American headquarters in Milwaukee, and innovation centers in Green Bay, Eau Claire and Racine  Operations expected to begin in 2020, ramping up through 2023 Source: inWisconsin.com 40

Powering Industry Leaders in Our Region Expansion  State-of-the-art fulfillment center in Oak Creek, WI featuring robotics to pick, pack and ship items to customers  $200 million development that includes a four-story, 2.6 million-square-foot facility on 75 acres  Expected to open in first quarter 2020, and employ 1,500 people 41

Electric Residential Bills below National Average National Average Wisconsin Electric $1,353 $1,264 $1,200 $1,205 2013 2018 Source: SNL data for average annual residential bills 42

Key Rate Making Components Michigan– Illinois – Minnesota – Electric & Wisconsin – Wisconsin – Area Gas Gas Gas Gas Electric Gas Pipeline Replacement PGL Rider Bad Debt Rider ✓ Bad Debt Escrow Accounting WE / WG WE Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site ✓ ✓ ✓ ✓ N/A Clean Up Recovery Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ No sharing on first 25 bp above allowed ROE, 50/50 on Earnings cap/sharing next 50bp, 100% to customers beyond 75 bp* * Effective January 1, 2020 43

Regulatory Environment Wisconsin Illinois  Governor Tony Evers (D)  Governor J.B. Pritzker (D)  Commission  Commission  Gubernatorial appointment,  Gubernatorial appointment, Senate Senate confirmation confirmation  Chairman: Gubernatorial appointment  Chairman: Gubernatorial appointment  6-year staggered terms  5-year staggered terms Wisconsin Commissioners Illinois Commissioners Term Name Party Began Serving Name Party Began Serving Term Ends Ends Carrie Zalewski Rebecca Valcq D 03/2019 01/2024 D 01/2019 03/2025 Chair Chair Brien Sheahan R 01/2015 01/2020 Mike Huebsch R 03/2015 03/2021 Sadzi Martha Oliva R 01/2017 01/2022 Ellen Nowak R 12/2018 03/2023 D. Ethan Kimbrel D 01/2018 01/2023 Maria Soledad I 04/2019 01/2023 Bocanegra 44

Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry 400% 350% 300% WEC Energy Group 250% Dow Jones Utilities S&P Utilities 200% Philadelphia Utility S&P Electric 150% 100% 50% 0% One-Year Three-Year Five-Year Ten-Year * Total return including reinvested dividends for the periods ended December 31, 2019 45

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339

Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2017 2016 Reported EPS – GAAP basis $ 3.79 $ 2.96 Tax benefit related to Tax Cuts and Jobs Act of 2017 $ (0.65) – Acquisition Costs – $ 0.01 Adjusted EPS – Non-GAAP basis* $ 3.14 $ 2.97 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017 as well as costs related to the acquisition of Integrys, neither of which is indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations. 47